[Exhibit 32.2]

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of BF Acquisition Group II, Inc. (the "Company") on Form 10-KSB for the period ending April 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William Colucci, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and
         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 26, 2004

                             /s/ William Colucci
                             ----------------------------------
                             William Colucci, Treasurer
                             BF Acquisition Group II, Inc.